UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 24, 2007

FIRST ADVANTAGE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31666	61-1437565
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Carillon Parkway

St. Petersburg, Florida 33716

(Address of principal executive offices)

(727) 214-3411

(Registrant’s telephone number)

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

100 Carillon Parkway • St. Petersburg, FL 33716

Item 2.02	Results of Operations and Financial Condition.

On October 24, 2007, First Advantage Corporation, a Delaware corporation, (the “Company”) announced financial results for the third quarter ended September 30, 2007. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

The Company’s earnings release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures in the text of the press release.

EBITDA and Adjusted EBITDA are presented in the earnings release. EBITDA was determined by adjusting net income for income taxes, interest expense, minority interest and depreciation and amortization. Adjusted EBITDA is EBITDA adjusted for share based compensation expense.

Although EBITDA and Adjusted EBITDA are not financial measures prepared in accordance with generally accepted accounting principles (“GAAP”), they are calculated and communicated by the Company because management believes it is of interest to investors and lenders in relation to its overall capital structure and its ability to borrow additional funds.

The Company’s calculation of EBITDA and Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry. Investors should not view EBITDA and Adjusted EBITDA as alternatives to the GAAP measures of net income as a measure of performance, or cash flows from operating, investing and financing activities as a measure of liquidity. In addition, EBITDA and Adjusted EBITDA do not take into account changes in certain assets and liabilities as well as interest and income taxes that can affect cash flows. Management does not intend the presentation of EBITDA and Adjusted EBITDA to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

The information in this current report and the exhibit hereto is being “furnished” pursuant to Item 2.02 of Form 8-K. As such, this information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filings with the SEC unless it shall be explicitly so incorporated into such filings.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	Earnings Press Release dated October 24, 2007

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100 Carillon Parkway • St. Petersburg, FL 33716

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Date: October 24, 2007	By:	/s/ John Lamson
	Name:	John Lamson
	Title:	Executive Vice President and Chief Financial Officer

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